UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 30, 2024
Date of Report (date of earliest event reported)
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WEWORK INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39419 (Commission File Number)	85-1144904 (I.R.S. Employer Identification No.)
71 5th Avenue, 2nd Floor New York, NY 10003
(Address of principal executive offices and zip code)
(646) 389-3922
(Registrant's telephone number, including area code)
12 East 49th Street, 3rd Floor New York, NY 10017
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share (1)	WE (1)	(1)
Warrants, each whole warrant exercisable for one share of Class A common stock (2)	WE WS (2)	(2)
Class A Common Stock Purchase Rights	—	(1)
(1) On November 22, 2023, the New York Stock Exchange (the “NYSE”) filed a Form 25 to delist the Company’s Class A common stock and Class A common stock purchase rights and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting became effective 10 days after the filing of the Form 25. The deregistration of the Company’s Class A common stock and Class A common stock purchase rights under Section 12(b) of the Exchange Act became effective 90 days after the Form 25 filing. Upon deregistration of the Company’s securities under Section 12(b) of the Exchange Act, the Company’s securities remain registered under Section 12(g) of the Exchange Act. The Company’s Class A common stock began trading on the OTC Pink Marketplace on November 8, 2023 under the symbol “WEWKQ.”
(2) On August 22, 2023, the NYSE filed a Form 25 to delist the Company’s warrants and remove such securities from registration under Section 12(b) of the Exchange Act. The delisting became effective 10 days after the filing of the Form 25. The deregistration of the Company's warrants under Section 12(b) of the Exchange Act became effective 90 days after the Form 25 filing. The Company's warrants began trading on the OTC Pink Marketplace on August 23, 2023, under the symbol “WEWOW.”
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.
As previously disclosed, on November 6, 2023, WeWork Inc. (the “Company” or “WeWork”) and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) to commence proceedings under chapter 11 of title 11 of the United States Code (the “Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Chapter 11 Cases are jointly administered under the caption “In re WeWork Inc., et al.”
On May 30, 2024, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Third Amended Joint Chapter 11 Plan of Reorganization of WeWork Inc. and its Debtor Subsidiaries (the “Plan”). The Plan is attached to the Confirmation Order as Exhibit A. Capitalized terms used but not specifically defined herein have the meanings specified for such terms in the Plan.
The following is a summary of the material terms of the Plan as approved and confirmed by the Bankruptcy Court. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, which includes the Plan as an exhibit, which are attached hereto as Exhibit 2.1, and incorporated by reference herein.
The Plan and Treatment of Claims and Interests
The Plan contemplates the following treatment of Claims against and Interests in the Debtors:
•each Holder of a DIP New Money Interim Facility Claim shall receive payment in full in Cash, with the proceeds of the DIP New Money Exit Facility, or other treatment in a manner to be acceptable to the Debtors, the Required Consenting Stakeholders and the Required Lenders, pursuant to the terms of the DIP New Money Interim Facility Documents;
•each Holder of a DIP New Money Exit Facility Claim shall receive its Pro Rata share of the New Money Equity Distribution (subject to adjustment as necessary to account for the Supplemental Distributions); each Holder of a DIP New Money Exit Facility Claim entitled to receive the DIP New Money Initial Commitment Premium pursuant to the DIP New Money Exit Facility Credit Agreement shall receive its Pro Rata share of the DIP New Money Initial Commitment Premium; each Holder of a DIP New Money Exit Facility Claim entitled to receive the DIP New Money Supplemental Premium shall receive its Pro Rata share of the DIP New Money Supplemental Premium;
•each Holder of an Allowed Drawn DIP TLC Claim shall receive its Pro Rata share of the Drawn DIP TLC Equity Distribution;
•each Allowed Undrawn DIP TLC Claim shall receive the following treatment:
◦in the case of an Excess DIP TLC Claim, such Claim shall be paid in full in cash in an amount equal to such Excess DIP TLC Claim from amounts remaining from the proceeds of the DIP TLC Facility (or, for the avoidance of doubt, interest accrued on the amounts funded pursuant to the DIP TLC Facility), which amounts shall be funded solely from amounts which constitute DIP LC Loan Collateral (as defined in the DIP LC/TLC Order) after the funding of the SoftBank Parties’ obligations to support the Exit LC Facility; and
◦in the case of a Rolled Undrawn DIP TLC Claim, such Claim shall be converted into obligations under the Exit LC Facility on a dollar-for-dollar basis.
•each Holder of an Allowed Prepetition LC Facility Claim and Allowed 1L Notes Claim shall receive its Pro Rata share of the 1L Equity Distribution, subject to certain conditions set forth in the Plan;
•each Holder of an Allowed 2L Notes Claim shall receive its Pro Rata share of the 2L Equity Distribution, subject to certain conditions set forth in the Plan;
•except as otherwise provided in the Plan, each Holder of an Allowed 3L Notes Claim shall receive its share of the UCC Settlement Proceeds, to be distributed by the UCC Settlement Trust in accordance with the terms of the UCC Settlement Trust Documents;

•each Holder of an Allowed Unsecured Notes Claim shall receive the following treatment:
◦any such Holder that is an Unsecured Notes Settlement Non-Participant shall receive, in full and final satisfaction of such Claim, its Pro Rata share of the Unsecured Notes Pool; provided that no such Holder shall receive more than a 1.0% recovery on account of such Claim; and
◦any such Holder that is an Unsecured Notes Settlement Participant shall not receive or retain any distribution, property, or other value under Article III of the Plan on account of such Claim; provided that nothing in this Plan shall prevent any such Holder from receiving distributions under the 9019 Order;
◦each Holder of an Allowed General Unsecured Claim shall receive its share of the UCC Settlement Proceeds, to be distributed by the UCC Settlement Trust in accordance with the terms of the UCC Settlement Trust Documents;
◦each Holder of an Allowed Go-Forward Guaranty Claim shall be Reinstated; and
◦all Parent Interests shall be canceled, released, discharged, and extinguished and will be of no further force or effect, and Holders of such Parent Interests shall not receive any distribution on account of such Interests.
Additional information regarding the classification and treatment of Claims and Interests can be found in Article III of the Plan.
Capital Structure
As of May 30, 2024, there were 52,758,760 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), and 25,276,251 warrants, each exercisable for shares of Common Stock (the “Warrants”), outstanding. On the effective date of the Plan (the “Effective Date”), all outstanding equity interests in the Company, including shares of Common Stock and the Warrants, will be cancelled, released, and extinguished and holders of shares of Common Stock as well as holders of the Warrants will not receive a distribution on account of their equity interests. The Company cautions that trading in the Common Stock or in the Warrants during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks.
The shares of Reorganized WeWork’s new common stock issued pursuant to the Plan will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any similar federal, state, or local law in reliance upon section 1145 of the Code and Section 4(a)(2) of the Securities Act and Regulation D and/or Regulation S thereunder, as applicable.
Certain Information Regarding Assets and Liabilities of the Debtors
In the Debtors’ most recent monthly operating report filed with the Bankruptcy Court on May 30, 2024 (the “Monthly Operating Report”), the Company reported aggregated totals across all Debtors of total assets of approximately $9.9 billion and total liabilities of approximately $9.2 billion as of April 30, 2024. The Monthly Operating Report is limited in scope, covers a limited time period and was prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Settlement, Releases and Exculpations
In consideration for the classification, distributions, and other benefits provided under the Plan, including the release and exculpation provisions included therein, the Plan constitutes an integrated compromise and settlement of Claims to achieve a beneficial and efficient resolution of the Chapter 11 Cases.

The Plan provides releases and exculpations to the benefit of the Debtors, certain of the Debtors’ stakeholders, other parties in interest and various parties related thereto, each in their capacity as such, from various Claims and Causes of Action, as further set forth in Article VIII of the Plan.
Item 7.01 Regulation FD Disclosure.
On May 30, 2024, the Company filed with the Bankruptcy Court a consolidated monthly operating report for the period beginning April 1, 2024 and ending April 30, 2024 (the “Monthly Operating Report”). The Monthly Operating Report relates to the Debtors and excludes any non-Debtor entities. The Monthly Operating Report is attached hereto as Exhibit 99.1 and incorporated herein by reference. This Current Report on Form 8-K (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Report and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available electronically at https://dm.epiq11.com/WeWork.
The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Cautionary Note Regarding the Monthly Operating Report
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements made in this Current Report on Form 8-K, may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties, and other factors. Such factors include, but are not limited to, risks and uncertainties regarding WeWork’s ability to successfully consummate and complete the Plan; WeWork’s ability to continue operating in the ordinary course while the Chapter 11 Cases are pending; potential adverse effects of the Chapter 11 Cases on WeWork’s business, financial condition, liquidity and results of operations; employee attrition and WeWork’s ability to retain senior management and other key personnel due to the distractions and uncertainties caused by the Chapter 11 Cases; WeWork’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through a financial and operational restructuring (the “Restructuring”); WeWork’s ability to comply with the restrictions imposed by the terms and conditions of the DIP facility and other financing arrangements; WeWork’s liquidity needs to operate its business and execute its strategy, and related use of cash; WeWork’s ability to retain its members, attract new members, and maintain relationships with customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on WeWork and on the interests of various constituents, including holders of the Common Stock; the other litigation and inherent risks involved in a reorganization under Chapter 11; WeWork’s financial and business performance, and its ability to implement its business plan; WeWork’s expected financial position upon emergence from bankruptcy; WeWork’s projected financial information, anticipated growth rate, and market opportunity; WeWork’s public securities’ potential liquidity and trading; WeWork’s ability to fund its planned operations for the next twelve months and its ability to continue as a going concern in light of the Chapter 11 Cases; and other risks and uncertainties disclosed in “Item 1.A Risk Factors” in Exhibit 99.1 to the Current Report on Form 8-K filed on November 21, 2023 and WeWork’s annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
2.1
Findings of Fact, Conclusions of Law, and Order (I) Approving the Debtors' Disclosure Statement and (II) Confirming the Third Amended Joint Chapter 11 Plan of Reorganization of WeWork Inc. and its Debtor Subsidiaries.

99.1	WeWork Inc. Consolidated Monthly Operating Report for the period ended April 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of June, 2024.

WEWORK INC.

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer